Jacob Discovery Fund
Schedule of Investments(+)
as of May 31, 2024 (Unaudited)

COMMON STOCKS - 96.3%	Shares	Value
Advertising - 1.6%
IZEA Worldwide, Inc.(a)	114,650	$275,160

Auto Dealers & Gasoline Stations - 1.3%
TrueCar, Inc.(a)	76,000	224,200

Biological Products (No Diagnostic Substances) - 1.6%
Krystal Biotech, Inc.(a)	510	81,626
Precision BioSciences, Inc.(a)	15,089	194,648
		276,274

Business Services - 8.7%
comScore, Inc.(a)	40,305	553,388
OptimizeRx Corp.(a)	67,654	815,907
Zhihu, Inc. - ADR(a)	36,666	119,531
		1,488,826

Calculating and Accounting Machines (No Electronic Computers) - 5.3%
Cantaloupe, Inc.(a)	128,325	918,807

Communications Equipment - 5.0%
Powerfleet, Inc.(a)	161,121	855,553

Computer Communications Equipment - 1.0%
Lantronix, Inc.(a)	41,679	165,882

Computer Peripheral Equipment - 2.6%
Identiv, Inc.(a)	104,555	454,814

Computer Processing & Data Preparation - 7.5%
DouYu International Holdings Ltd. - ADR(a)	16,500	167,310
HUYA, Inc. - ADR	38,000	193,040
Nextdoor Holdings, Inc.(a)	110,000	266,200
ReposiTrak, Inc.(b)	40,512	662,371
		1,288,921

Functions Related to Depository Banking - 3.5%
Usio, Inc.(a)	379,100	598,978

Gold and Silver Ores - 4.5%
Solitario Resources Corp.(a)	869,300	766,201

Help Supply Services - 4.7%
Hudson Global, Inc.(a)	53,454	815,708

Industrial Organic Chemicals - 1.2%
Codexis, Inc.(a)	58,875	198,998

Medical Laboratories - 5.6%
CareDx, Inc.(a)	23,000	299,230
Celcuity, Inc.(a)	41,709	659,002
		958,232

Metal Mining - 1.7%
Western Copper & Gold Corp.(a)	224,950	299,184
Mining & Quarrying of Nonmetallic Mineral (No Fuels) - 1.2%
Azimut Exploration, Inc.(a)	463,480	205,785

Miscellaneous Amusement & Recreation - 4.5%
Inspired Entertainment, Inc.(a)	84,336	768,301

Motion Picture & Video Tape Production - 4.7%
Thunderbird Entertainment Group, Inc.(a)	625,135	806,424

Patent Owners & Lessors - 2.5%
Immersion Corp.	43,182	431,388

Personal Services - 1.5%
WM Technology, Inc.(a)	261,788	258,961

Pharmaceutical Preparations - 13.9%
Arcturus Therapeutics Holdings, Inc.(a)	4,870	189,004
Cannabist Co. Holdings, Inc.(a)(b)	147,500	35,146
DiaMedica Therapeutics, Inc.(a)	140,730	408,117
Esperion Therapeutics, Inc.(a)(b)	190,000	410,400
Harrow, Inc.(a)(b)	36,206	649,898
Heron Therapeutics, Inc.(a)	75,960	281,052
Ideaya Biosciences, Inc.(a)	6,485	237,027
SCYNEXIS, Inc.(a)	75,000	181,125
		2,391,769

Real Estate - 0.5%
Porch Group, Inc.(a)	45,550	95,655

Semiconductors & Related Devices - 1.8%
Atomera, Inc.(a)(b)	72,800	302,848

State Commercial Banks - 3.1%
BM Technologies, Inc.(a)	156,000	539,760

Surgical & Medical Instruments & Apparatus - 6.8%
Alphatec Holdings, Inc.(a)	40,200	390,342
Tela Bio, Inc.(a)	139,775	772,956
		1,163,298
TOTAL COMMON STOCKS (Cost $20,772,848)		16,549,927

PREFERRED STOCKS - 0.1%	Shares	Value
Advertising Agencies - 0.1%
SRAX, Inc., 0.00%, (c)	368,541	10,577
TOTAL PREFERRED STOCKS (Cost $18,017)		10,577

MONEY MARKET FUNDS - 4.4%	Shares
First American Government Obligations Fund - Class X, 5.24%(d)	748,869	748,869
TOTAL MONEY MARKET FUNDS (Cost $748,869)		748,869

COLLATERAL FOR SECURITIES ON LOAN – 12.2%	Shares
First American Government Obligations Fund - Class X,5.24%(d)	2,100,909	2,100,909
TOTAL COLLATERAL FOR SECURITIES ON LOAN (Cost 2,100,909)		2,100,909

TOTAL INVESTMENTS - 113.0% (Cost $23,640,643)		$19,410,282
Liabilities in Excess of Other Assets - (13.0)%		(2,235,101)
TOTAL NET ASSETS - 100.0%		$17,175,181

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(+)	Schedule of Investments is classified using the U.S. Securities and Exchange Commission’s Standard Industrial Classification (SIC) Code List.
(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of May 31, 2024. The total market value of these securities was $1,947,188 which represented 11.3% of net assets.
(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $10,577 or 0.1% of net assets as of May 31, 2024.

(d)	The rate shown represents the 7-day effective yield as of May 31, 2024.

Jacob Discovery Fund Summary of Fair Value Exposure (Unaudited)

Investment securities traded on a national securities exchange are valued at their market value determined by their last sales price in the principal market in which these securities are normally traded (except those traded on the NASDAQ National Market and Capital Market exchanges which are valued at the NASDAQ Official Closing Price (“NOCP”)), unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing bid and ask prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing bid and ask prices is used.  Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies. Foreign equity securities are valued at the last sale price at the close of the exchange on which the security is principally traded. The Jacob Discovery Fund (the "Fund") values foreign securities at fair value, using fair valuation procedures approved by the Board of Directors (the "Board"), taking into account the occurrence of events after the close of foreign markets in calculating the net asset value ("NAV"). In such cases, use of fair valuation can reduce an investor's ability to seek profit by estimating the Fund's NAV in advance of the time the NAV is calculated. The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the Fund. Debt securities with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.  If amortized cost does not approximate fair value, short-term securities are reported at fair value. When reliable market quotations are not readily available or a pricing service does not provide a valuation (or provides a valuation that in the judgement of the Adviser does not represent the security's fair value) or when, in the judgment of the Adviser, events have rendered the market value unreliable, a security is fair valued in good faith by the Adviser under valuation procedures approved by the Board.

The Fund adheres to fair valuation accounting standards which provide an authoritative definition of fair value and sets out a hierarchy for measuring fair value. These standards require disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of May 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	16,344,142	205,785	–	16,549,927
Preferred Stocks	–	–	10,577	10,577
Money Market Funds	748,869	–	–	748,869
Collateral for Securities on Loan(a)	2,100,909	–	–	2,100,909
Total Investments	19,193,920	205,785	10,577	19,410,282

Refer to the Schedule of Investments for additional information.

(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.